Franklin Templeton Announces Availability of 19(a) Notices for Certain Closed-End Funds

San Mateo, CA., January 30, 2026 - The 19(a) monthly distribution notices for
Franklin Limited Duration Income Trust (NYSE: FTF) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement. The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

			Estimated sources & percentages of distributions
Ticker	Time period	Per share distribution January 2026	Net Investment Income	Net realized short-term capital gains	Net realized long-term capital gains	Return of Capital
FTF	Current month	$0.0615	$0.0430	$0.0028	-	$0.0157
			69.9%	4.6%	-	25.5%
	12/31 Fiscal YTD	$0.7380	$0.5102	$0.0167	-	$0.2111
			69.1%	2.3%	-	28.6%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
The table below provides information regarding distributions and total return performance for various periods. Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

	Annualized		Cumulative
Ticker	5-year average annual total return at NAV*	Current distribution rate at NAV**	Fiscal YTD return at NAV***	Fiscal YTD distribution rate at NAV***
FTF (FYE 12/31)	3.29%	11.15%	6.31%	11.15%

* Ending on the last day of the month prior to the most recent distribution record date.
**As of the last day of the month prior to the most recent distribution record date.
***Calculated from the last completed fiscal year to the last day of the month prior to the most recent distribution record date.
You should not draw any conclusions about a Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.
Each fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.
The Funds periodically provide fund-related information on their websites. The following information will be available for each Fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly; (2) Top 10 holdings and additional portfolio statistics will be available monthly.
INVESTMENT PRODUCTS: NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE
Investor Contact: Fund Investor Services 1-888-777-0102
Category: Distribution Related
Source: Franklin Resources, Inc.

Franklin Templeton Announces Availability of 19(a) Notices
f
or Certain Closed-End Funds
San Mateo, CA., February 27, 2026 - The 19(a) monthly distribution notices for
Franklin Limited Duration Income Trust (NYSE: FTF) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement. The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

			Estimated sources & percentages of distributions
Ticker	Time period	Per share distribution February 2026	Net Investment Income	Net realized short-term capital gains	Net realized long-term capital gains	Return of Capital
FTF	Current	$0.0615	$0.0415	$0.0035	-	$0.0165
	month		67.5%	5.7%	-	26.8%
	12/31	$0.0615	$0.0430	$0.0028	-	$0.0157
	Fiscal YTD		69.9%	4.6%	-	25.5%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The table below provides information regarding distributions and total return performance for various periods. Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

	Annualized		Cumulative
Ticker	5-year average annual total return at NAV*	Current distribution rate at NAV**	Fiscal YTD return at NAV***	Fiscal YTD distribution rate at NAV***
FTF (FYE 12/31)	3.18%	11.22%	0.32%	0.93%

* Ending on the last day of the month prior to the most recent distribution record date.
**As of the last day of the month prior to the most recent distribution record date.
***Calculated from the last completed fiscal year to the last day of the month prior to the most recent distribution record date.

You should not draw any conclusions about a Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

Each fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The Funds periodically provide fund-related information on their websites. The following information will be available for each Fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly; (2) Top 10 holdings and additional portfolio statistics will be available monthly.

INVESTMENT PRODUCTS: NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Investor Contact: Fund Investor Services 1-888-777-0102
Category: Distribution Related
Source: Franklin Resources, Inc.

Franklin Templeton Announces Availability of 19(a) Notices
f
or Certain Closed-End Funds
San Mateo, CA., March 31, 2026 - The 19(a) monthly distribution notices for
Franklin Limited Duration Income Trust (NYSE: FTF) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement. The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.
			Estimated sources & percentages of distributions
Ticker	Time period	Per share distribution March 2026	Net Investment Income	Net realized short-term capital gains	Net realized long-term capital gains	Return of Capital
FTF	Current	$0.0615	$0.0439	$0.0019	-	$0.0157
	month		71.4%	3.1%	-	25.5%
	12/31	$0.1845	$0.1284	$0.0082	-	$0.0479
	Fiscal YTD		69.6%	4.4%	-	26.0%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The table below provides information regarding distributions and total return performance for various periods through prior month end. Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

	Annualized		Cumulative
Ticker	5-year average annual total return at NAV*	Current distribution rate at NAV**	Fiscal YTD return at NAV***	Fiscal YTD distribution rate at NAV***
FTF (FYE 12/31)	3.08%	11.32%	0.35%	1.89%

* Ending on the last day of the month prior to the most recent distribution record date.
**As of the last day of the month prior to the most recent distribution record date.
***Calculated from the last completed fiscal year to the last day of the month prior to the most recent distribution record date.
You should not draw any conclusions about a Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.
Each fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.
The Funds periodically provide fund-related information on their websites. The following information will be available for each Fund at
www.franklintempleton.com
at the frequencies indicated: (1) Full holdings will be available monthly; (2) Top 10 holdings and additional portfolio statistics will be available monthly.
INVESTMENT PRODUCTS: NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE
Investor Contact: Fund Investor Services 1-888-777-0102
Copyright © 2026. Franklin Templeton. All rights reserved
Category: Distribution Related

Franklin Templeton Announces Availability of 19(a) Notices
f
or Certain Closed-End Funds
San Mateo, CA., April 30, 2026 - The 19(a) monthly distribution notices for
Franklin Limited Duration Income Trust (NYSE: FTF) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement. The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

			Estimated sources & percentages of distributions
Ticker	Time period	Per share distribution April 2026	Net Investment Income	Net realized short-term capital gains	Net realized long-term capital gains	Return of Capital
FTF	Current	$0.0615	$0.0425	$0.00	-	$0.0190
	month		69.1%	0.0%	-	30.9%
	12/31	$0.2460	$0.1709	$0.0082	-	$0.0669
	Fiscal YTD		69.5%	3.3%	-	27.2%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
The table below provides information regarding distributions and total return performance for various periods through prior month end. Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

	Annualized		Cumulative
Ticker	5-year average annual total return at NAV*	Current distribution rate at NAV**	Fiscal YTD return at NAV***	Fiscal YTD distribution rate at NAV***
FTF (FYE 12/31)	2.91%	11.51%	-0.40%	3.84%

* Ending on the last day of the month prior to the most recent distribution record date.
**As of the last day of the month prior to the most recent distribution record date.
***Calculated from the last completed fiscal year to the last day of the month prior to the most recent distribution record date.
You should not draw any conclusions about a Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

Each fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The Funds periodically provide fund-related information on their websites. The following information will be available for each Fund at
www.franklintempleton.com
at the frequencies indicated: (1) Full holdings will be available monthly; (2) Top 10 holdings and additional portfolio statistics will be available monthly.
INVESTMENT PRODUCTS: NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE
Investor Contact: Fund Investor Services 1-888-777-0102
Copyright © 2026. Franklin Templeton. All rights reserved
Category: Distribution Related

Franklin Templeton Announces Availability of 19(a) Notices
f
or Certain Closed-End Funds
San Mateo, CA., May 29, 2026 - The 19(a) monthly distribution notices for Franklin Limited Duration Income Trust (NYSE: FTF) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement. The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.
			Estimated sources & percentages of distributions
Ticker	Time period	Per share distribution May 2026	Net Investment Income	Net realized short-term capital gains	Net realized long-term capital gains	Return of Capital
FTF	Current	$0.0615	$0.0445	$0.0014	-	$0.0156
	Month		72.3%	2.3%	-	25.4%
	12/31	$0.3075	$0.2154	$0.0096	-	$0.0825
	Fiscal YTD		70.1%	3.1%	-	26.8%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
The table below provides information regarding total return performance for various periods through prior month end. Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.  Fiscal YTD distribution rates are through the funds’ most recent distribution record date.

	Annualized		Cumulative
Ticker	5-year average annual total return at NAV	Current distribution rate at NAV	Fiscal YTD total return at NAV	Fiscal YTD distribution rate at NAV
FTF (FYE 12/31)	2.98%	11.46%	1.02%	4.77%

NAV and total return performances are as of 4/30/26.
 You should not draw any conclusions about a Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.
 Each fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.
 The Funds periodically provide fund-related information on their websites. The following information will be available for each Fund at www.franklintempleton.com at the frequencies indicated: (1) Full holdings will be available monthly; (2) Top 10 holdings and additional portfolio statistics will be available monthly.
INVESTMENT PRODUCTS: NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE
Investor Contact: Fund Investor Services 1-888-777-0102
Copyright © 2026. Franklin Templeton. All rights reserved
Category: Distribution Related
.

Franklin Templeton Announces Availability of 19(a) Notices
f
or Certain Closed-End Funds
San Mateo, CA., June 30, 2026 - The 19(a) monthly distribution notices for Franklin Limited Duration Income Trust (NYSE: FTF) are now available. These informational notices provide further details on the sources of the funds’ monthly distributions and follow the most recent distribution announcement. The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.
			Estimated sources & percentages of distributions
Ticker	Time period	Per share distribution June 2026	Net Investment Income	Net realized short-term capital gains	Net realized long-term capital gains	Return of Capital
FTF	Current	$0.0615	$0.0436	$0.0011	-	$0.0168
	Month		70.9%	1.8%	-	27.3%
	12/31	$0.3690	$0.2590	$0.0107	-	$0.0993
	Fiscal YTD		70.2%	2.9%	-	26.9%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The table below provides information regarding total return performance for various periods through prior month end. Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.  Fiscal YTD distribution rates are through the funds’ most recent distribution record date.
	Annualized		Cumulative
Ticker	5-year average annual total return at NAV	Current distribution rate at NAV	Fiscal YTD total return at NAV	Fiscal YTD distribution rate at NAV
FTF (FYE 12/31)	2.98%	11.51%	1.52%	5.76%

NAV and total return performances are as of 5/31/26.

You should not draw any conclusions about a Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

Each fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The Funds periodically provide fund-related information on their websites. The following information will be available for each Fund at
www.franklintempleton.com
 at the frequencies indicated: (1) Full holdings will be available monthly; (2) Top 10 holdings and additional portfolio statistics will be available monthly.

INVESTMENT PRODUCTS: NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE
Investor Contact: Fund Investor Services 1-888-777-0102

Copyright © 2026. Franklin Templeton. All rights reserved

Category: Distribution Related
Source: Franklin Resources, Inc.